SECURITIES PURCHASE AGREEMENT

      SECURITIES PURCHASE AGREEMENT (the "AGREEMENT"), dated as of August 20, 2004, by and among Dendo Global Corp., a Nevada corporation, with headquarters located at 3311 N. Kennicott Ave., Suite A, Arlington Heights, IL. 60004 (to be renamed TechAlt, Inc.) (the "COMPANY"), and the investors listed on the Schedule of Buyers attached hereto (individually, a "BUYER" and collectively, the "BUYERS").

      WHEREAS:

      A. The Company has authorized a new series of convertible preferred shares of the Company, the terms of which are set forth in the Company's Certificate of Designation (the "CERTIFICATE") in the form attached hereto as EXHIBIT A (together with any convertible preferred shares issued in replacement thereof in accordance with the terms thereof, the "PREFERRED SHARES"), which Preferred Shares shall be convertible into shares of the Company's Common Stock, par value $.001 per share (the "COMMON STOCK") in accordance with the terms of the Certificate.

      B. Each Buyer wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, (i) that aggregate number of Preferred Shares set forth opposite such Buyer's name in column (3) on the Schedule of Buyers (which aggregate number for all Buyers shall be 500,000 Preferred Shares) which are convertible into Common Stock in accordance with the Certificate (as converted, collectively, the "INITIAL CONVERSION SHARES"), (ii) warrants, in substantially the form attached hereto as EXHIBIT B (the "INITIAL Warrants"), to acquire that number of shares of Common Stock set forth opposite such Buyer's name in column (4) on the Schedule of Buyers (as exercised, collectively, the "INITIAL WARRANT SHARES"), (iii) a right in substantially the form attached hereto as EXHIBIT C (the "ADDITIONAL INVESTMENT RIGHTS") to acquire all the Preferred Shares (as exercised, collectively, the "ADDITIONAL INVESTMENT RIGHT SHARES") set forth opposite such Buyer's name in column (5) (which aggregate number for all Buyers shall be 3,500,000 Preferred Shares), which shall be convertible into shares of Common Stock (as converted, the "ADDITIONAL CONVERSION SHARES," and together with the Initial Conversion Shares, the CONVERSION SHARES"), and (iv) that number of additional warrants in substantially the form attached hereto as EXHIBIT D, (the "ADDITIONAL WARRANTS" and together with the Initial Warrants, the "WARRANTS") to acquire that number of shares of Common Stock set forth opposite such Buyer's name in column (6) (the "ADDITIONAL WARRANT SHARES" and together with the Initial Warrant Shares, the "WARRANT SHARES").

      C. The Company and each Buyer is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "1933 ACT"), and Rule 506 of Regulation D ("REGULATION D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the 1933 Act to the extent necessary to issue the Preferred Shares, the Conversion Shares, the Warrants and the Warrant Shares.

      D. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, substantially in the form attached hereto as EXHIBIT E (the "REGISTRATION RIGHTS AGREEMENT"), pursuant to which the Company has agreed to provide certain registration rights with respect to the Registrable Securities (as defined in the Registration Rights Agreement) under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

      E. The Preferred Shares, the Additional Investment Rights, the Additional Investment Right Shares, the Conversion Shares, the Warrants and the Warrant Shares collectively are referred to herein as the "SECURITIES".

      NOW, THEREFORE, the Company and each Buyer hereby agree as follows:

      1. PURCHASE AND SALE OF PREFERRED SHARES, WARRANTS AND ADDITIONAL INVESTMENT RIGHTS.

            (a) PURCHASE OF PREFERRED SHARES, WARRANTS AND ADDITIONAL INVESTMENT RIGHTS.

                  (i) PREFERRED SHARES, WARRANTS AND ADDITIONAL INVESTMENT RIGHTS. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company shall issue and sell to each Buyer, and each Buyer severally, but not jointly, agrees to purchase from the Company on the Closing Date (as defined below), the number of Preferred Shares as is set forth opposite such Buyer's name in column (3) on the Schedule of Buyers, along with Initial Warrants to acquire that number of Initial Warrant Shares set forth opposite such Buyer's name in column (4) on the Schedule of Buyers, along with the Additional Investment Rights to acquire up to that number of Additional Investment Right Shares set forth opposite such Buyer's name in column (5) on the Schedule of Buyers and Additional Warrants to acquire that number of Additional Warrant Shares in Column (6) on the Schedule of Buyers (the "CLOSING").

                  (ii) CLOSING. The Closing shall occur on the Closing Date at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022.

                  (iii) PURCHASE PRICE. The purchase price for each Buyer (the "PURCHASE PRICE") of the Preferred Shares, the Warrants and Additional Investment Rights to be purchased by each such Buyer at the Closing shall be equal to $1.00 for each Preferred Share and related Warrants, and Additional Investment Right being purchased by such Buyer at the Closing.

            (b) CLOSING DATE. The date and time of the Closing (the "CLOSING DATE") shall be 10:00 a.m., New York City Time, on the date of this Agreement after notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 6 and 7 below (or such later date as is mutually agreed to by the Company and each Buyer).

            (c) FORM OF PAYMENT. On the Closing Date, (i) each Buyer shall pay its Purchase Price to the Company for the Preferred Shares, the Warrants and the Additional Investment Rights to be issued and sold to such Buyer at the Closing, by wire transfer of immediately available funds in accordance with the Company's written wire instructions, and (ii) the Company shall deliver to each Buyer the Preferred Shares (in the denominations as such Buyer shall request) which such Buyer is then purchasing hereunder along with the corresponding amount of Warrants and Additional Investment Rights such Buyer is purchasing, duly executed on behalf of the Company and registered in the name of such Buyer or its designee.

      2. BUYER'S REPRESENTATIONS AND WARRANTIES. Each Buyer represents and warrants with respect to only itself that:

            (a) NO PUBLIC SALE OR DISTRIBUTION. Such Buyer is (i) acquiring the Preferred Shares, the Warrants and the Additional Investment Rights; (ii) upon conversion of the Preferred Shares and exercise of the Warrants (other than pursuant to Cashless Exercise (as defined in the Warrants)) and the Additional Investment Rights and upon payment of any Dividend Shares (as defined in the Certificate), will acquire the Conversion Shares issuable upon conversion of the Preferred Shares, any such Dividend Shares, the Warrant Shares issuable upon exercise of the Warrants and the Additional Investment Right Shares issuable upon exercise of the Additional Investment Rights; and (iii) upon conversion of the Additional Investment Right Shares will acquire the Additional Conversion Shares issuable upon conversion of the Additional Investment Right Shares for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; PROVIDED, HOWEVER, that by making the representations herein, such Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act. Such Buyer is acquiring the Securities hereunder in the ordinary course of its business. Such Buyer presently does not have any agreement or understanding, directly or indirectly, with any Person (as defined in Section 3(r)) to distribute any of the Securities.

            (b) ACCREDITED INVESTOR STATUS. Such Buyer is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D.

            (c) RELIANCE ON EXEMPTIONS. Such Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Securities.

            (d) INFORMATION. Such Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by such Buyer. Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer's right to rely on the Company's representations and warranties contained herein.

            (e) NO GOVERNMENTAL REVIEW. Such Buyer understands that no Governmental Authority (as defined in Section 3(v)) has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

            (f) TRANSFER OR RESALE. Such Buyer understands that except as provided in the Registration Rights Agreement: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Buyer shall have delivered to the Company an opinion of counsel, in a form reasonably satisfactory to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Buyer shall have satisfied the requirements of Rule 144(k) promulgated under the 1933 Act, as amended (or a successor rule thereto); (ii) any sale of the Securities made in reliance on Rule 144 or Rule 144A promulgated under the 1933 Act, as amended (or a successor rule thereto) (collectively, "RULE 144"), may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. The Securities may be pledged in connection with a bona fide margin account or other loan secured by the Securities and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Buyer effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document, including, without limitation, this Section 2(f); PROVIDED, that in order to make any sale, transfer or assignment of Securities, such Buyer and its pledgee makes such disposition in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

            (g) LEGENDS. Such Buyer understands that the certificates or other instruments representing the Preferred Shares, Warrants, Additional Investment Rights and the Additional Investment Right Shares and, until such time as the resale of Registrable Securities have been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the stock certificates representing the Registrable Securities, except as set forth below, shall bear any legend as required by the "blue sky" laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

            [NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE] [EXERCISABLE] HAVE BEEN] [THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped, if, unless otherwise required by state securities laws, (i) such Securities are registered for resale under the 1933 Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the 1933 Act, or (iii) such holder provides the Company with reasonable assurance that the Securities can be sold, assigned or transferred pursuant to Rule 144.

            (h) ORGANIZATION; AUTHORIZATION; VALIDITY; ENFORCEMENT. Such Buyer is validly existing and in good standing under the laws of the jurisdiction of its organization, and has the requisite power and authorization to execute and deliver this Agreement and the Registration Rights Agreement and to consummate the transaction contemplated hereby and thereby. This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of such Buyer and constitute the legal, valid and binding obligations of such Buyer enforceable against such Buyer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

            (i) RESIDENCY. Such Buyer is a resident of that country or state specified below its address on the Schedule of Buyers.

            (j) Acknowledgment Regarding Buyer's Purchase of Securities. Such Buyer is acting solely in the capacity of arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and such Buyer is not an officer or director of the Company. Further, such Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby. Such Buyer acknowledges and agrees that the Company has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in
Section 3.

      3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each of the Buyers that:

            (a) ORGANIZATION AND QUALIFICATION. The Company and its "SUBSIDIARIES" (which for purposes of this Agreement means any entity in which the Company, directly or indirectly, owns capital stock or holds a comparable equity or similar interest) are entities duly organized and validly existing in good standing (to the extent applicable) under the laws of the jurisdiction in which they are organized, and have the requisite corporate or other power and authorization to own their properties and to carry on their business as now being conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing (to the extent applicable) in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing could not reasonably be expected to have a Material Adverse Effect. As used in this Agreement, "MATERIAL ADVERSE EFFECT" means any material adverse effect on the business, properties, assets, operations, results of operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries, taken as a whole, or on the transactions contemplated hereby and the other Transaction Documents (as defined below) or by the agreements and instruments to be entered into in connection herewith or therewith, including the Intellectual Property License Agreement (as herein defined) or on the authority or ability of the Company to perform its obligations under the Transaction Documents or under the Intellectual Property License Agreement. The Company has no Subsidiaries except as set forth on SCHEDULE 3(A).

            (b)  AUTHORIZATION;  ENFORCEMENT;  VALIDITY.  The  Company  has  the
requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Certificate, the Registration Rights Agreement, the Irrevocable Transfer Agent Instructions (as defined in Section 5(b)), the Warrants, the Additional Investment Rights and each of the other agreements and documents entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the "TRANSACTION DOCUMENTS") and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Preferred Shares, the Warrants, and the Additional Investment Rights and the reservation for issuance and the issuance of the Conversion Shares, the Warrant Shares, and Additional Investment Right Shares issuable upon conversion or exercise thereof, the reservation for issuance and the issuance of the Dividend Shares issuable thereon, as the case may be, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders. This Agreement and the other Transaction Documents have been duly executed and delivered by the Company, and constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies. As of the Closing, the Certificate of Designations in the form attached as EXHIBIT A shall have been filed on or prior to the Closing Date with the Secretary of State of the State of Nevada and shall be in full force and effect, enforceable against the Company in with its terms and shall not have been amended.

            (c) ISSUANCE OF SECURITIES. The Preferred Shares, the Warrants and Additional Investment Rights are duly authorized and, upon issuance in accordance with the terms hereof, shall be validly issued, free from all taxes, liens and charges with respect to the issue thereof, and the Preferred Shares shall be entitled to the rights and preferences as set forth in the Certificate. As of the Closing, a number of shares of Common Stock shall have been duly authorized and reserved for issuance which equals 130% of the maximum number of shares of Common Stock issuable upon conversion of the Preferred Shares and Additional Investment Right Shares, as the case may be, and 130% of the maximum number of shares of Common Stock issuable upon exercise of the Warrants to be issued at the Closing and 100% of the maximum number of Preferred Shares issuable upon, the exercise of the Additional Investment Rights. Upon conversion or exercise in accordance with the Preferred Shares, the Warrants or the Additional Investment Rights, as the case may be, and upon issuance of the Dividend Shares as dividends on the Preferred Shares and Additional Investment Right Shares, the Conversion Shares, the Warrant Shares and the Dividend Shares, respectively, will be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. Assuming the accuracy of each of the representations and warranties of Buyer contained in
Section 2, the issuance by the Company of the Securities is exempt from registration under the 1933 Act.

            (d) NO CONFLICTS. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Preferred Shares, Warrants, and Additional Investment Rights and reservation for issuance and issuance of the Conversion Shares, the Dividend Shares and the Warrant Shares and the Additional Investment Right Shares) will not (i) result in a violation of the articles of incorporation, any certificate of designations, preferences and rights of any outstanding series of preferred stock or bylaws of the Company or any Subsidiary, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the OTC Bulletin Board or an Eligible Market) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected. For purposes of this Agreement, "ELIGIBLE MARKET" means any of the American Stock Exchange, The New York Stock Exchange, the Nasdaq National Market or The Nasdaq SmallCap Market.

            (e) CONSENTS. All consents, authorizations, orders, filings and registrations which the Company is required as of the Closing Date to obtain to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents in accordance with their terms will have been obtained or effected on or prior to the Closing Date. The Company and its Subsidiaries are unaware of any facts or circumstances which might reasonably be expected to prevent the Company from obtaining or effecting any of the foregoing.

            (f) ACKNOWLEDGMENT REGARDING BUYER'S PURCHASE OF SECURITIES. The Company acknowledges and agrees that each Buyer is acting solely in the capacity of arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and that no Buyer is an officer or director of the Company. The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer's purchase of the Securities. The Company further represents to each Buyer that the Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

            (g) NO GENERAL SOLICITATION; PLACEMENT AGENT'S FEES. Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. The Company shall be responsible for the payment of any placement agent's fees, financial advisory fees, or brokers' commissions (other than for persons engaged by any Buyer or its investment advisor) relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, attorney's fees and out-of-pocket expenses) arising in connection with any such claim. The Company acknowledges that it has engaged Sunrise Securities Corporation as placement agent (the "AGENT") in connection with the sale of the Preferred Shares, Warrants and Additional Investment Rights. Other than the Agent, the Company has not engaged any placement agent or other agent in connection with the sale of the Preferred Shares, Warrants and Additional Investment Rights.

            (h) NO INTEGRATED OFFERING. None of the Company, its Subsidiaries, any of their affiliates, and any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated. None of the Company, its Subsidiaries, their affiliates and any Person acting on their behalf will take any action or steps referred to in the preceding sentence that would require registration of any of the Securities under the 1933 Act or cause the offering of the Securities to be integrated with other offerings.

            (i) DILUTIVE EFFECT. The Company further acknowledges that, subject to the terms and conditions of the Transaction Documents, its obligation to issue Conversion Shares upon conversion of the Preferred Shares in accordance with this Agreement and the Preferred Shares, its obligation to issue the Warrant Shares upon exercise of the Warrants in accordance with this Agreement and the Warrants, its obligation to issue the Additional Investment Right Shares upon exercise of the Additional Investment Rights in accordance with this Agreement and the Additional Investment Rights is, in each case, absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

            (j) APPLICATION OF TAKEOVER PROTECTIONS; RIGHTS AGREEMENT. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Articles of Incorporation (as defined in Section 3(q)) or the laws of the state of its incorporation which is or could become applicable to any Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, the Company's issuance of the Securities and any Buyer's ownership of the Securities. The Company has not adopted a stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

            (k) SEC DOCUMENTS; FINANCIAL STATEMENTS. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 ACT") (all of the foregoing filed prior to the date hereof, or in connection with the Closing subsequent to the date hereof, filed prior to the date of the Closing, and all exhibits included therein and financial statements and schedules thereto and documents incorporated  by reference  therein  being  hereinafter  referred to as the "SEC
DOCUMENTS"). The Company has delivered to the Buyers or their respective representatives true, correct and complete copies of the SEC Documents not available on the EDGAR system. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Buyers which is not included in the SEC Documents contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made and, taken together with the information set forth in the SEC Documents, not misleading.

            (l) ABSENCE OF CERTAIN CHANGES. Except as disclosed in SCHEDULE 3(L), since December 31, 2003, there has been no material adverse change and no material adverse development in the business, properties, operations, condition (financial or otherwise), results of operations or prospects of the Company or its Subsidiaries. Since December 31, 2003, the Company has not (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, in excess of $100,000 outside of the ordinary course of business or (iii) had capital expenditures, individually or in the aggregate, in excess of $100,000. The Company has not taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company is not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing, will not be Insolvent (as defined below). For purposes of this Section 3(l), "INSOLVENT" means (i) the present fair saleable value of the Company's assets is less than the amount required to pay the Company's total indebtedness, contingent or otherwise, (ii) the Company is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) the Company intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (iv) the Company has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

            (m) NO UNDISCLOSED EVENTS, LIABILITIES, DEVELOPMENTS OR CIRCUMSTANCES. No event, liability, development or circumstance has occurred or exists, or is contemplated to occur, with respect to the Company or its Subsidiaries or their respective business, properties, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced.

            (n) CONDUCT OF BUSINESS; REGULATORY PERMITS. Neither the Company nor its Subsidiaries is in violation of any term of or in default under its Articles of Incorporation, any Certificate, Preferences and Rights of any outstanding series of preferred stock of the Company or Bylaws or their organizational charter or bylaws, respectively (except, with respect to the Subsidiaries, for violations that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect). Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except for possible violations which could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Without limiting the generality of the foregoing, the Company is not in violation of any of the listing requirements of the OTC Bulletin Board or an Eligible Market and has no knowledge of any facts or circumstances which would reasonably lead to delisting or suspension of the Common Stock by the OTC Bulletin Board or an Eligible Market, as applicable, in the foreseeable future. The Common Stock has been designated for quotation or listed on the OTC Bulletin Board or an Eligible Market, (ii) trading in the Common Stock has not been suspended by the SEC, the OTC Bulletin Board or such Eligible Market and (iii) the Company has received no communication, written or oral, from the SEC, the OTC Bulletin Board or an Eligible Market regarding the suspension or delisting of the Common Stock from the OTC Bulletin Board or such Eligible Market, as applicable. The Company and its Subsidiaries possess all Governmental Approvals issued by the appropriate Governmental Authorities (as defined in Section 3(v)) necessary to conduct their respective businesses, except where the failure to possess such Governmental Approvals could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such Governmental Approval.

            (o) FOREIGN CORRUPT PRACTICES. Neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other Person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

            (p) TRANSACTIONS WITH AFFILIATES. None of the officers, directors or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, trustee or partner.

            (q) EQUITY CAPITALIZATION. As of the date hereof, the authorized capital stock of the Company consists of (x) 50,000,000 shares of Common Stock, of which as of the date hereof, 12,000,000 are issued and outstanding (none of which are treasury shares), 5,000,000 shares of common stock are reserved for issuance pursuant to the Company's 2004 Stock Option Plan (the "2004 Stock Option Plan") and no shares are reserved for issuance pursuant to securities (other than the aforementioned options, the Preferred Shares discussed below and the Warrants) exercisable or exchangeable for, or convertible into, shares of Common Stock, and (y) 5,000,000 shares of preferred stock par value $.001 per share, of which none are issued and outstanding. As used herein, the "Company 2004 Stock Option Plan" shall mean the Company's 2004 Stock Option Plan.
SCHEDULE 3(Q) contains a complete and accurate list of the record and beneficial owners of all of the Company's outstanding securities and options to purchase securities and the names and amounts of any securities to be issued prior to the nine-month anniversary of the date hereof pursuant to the 2004 Stock Option Plan. All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable. Except as set forth on
SCHEDULE 3(Q) there are no outstanding convertible or non-convertible debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness (as defined in Section 3(r)) of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound. Except as set forth on Schedule 3(q): (i) no shares of the Company's capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company; (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company or any of its Subsidiaries; (iii) there are no financing statements securing obligations in any material amounts, either singly or in the aggregate, filed in connection with the Company; (iv) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except the Registration Rights Agreement); (v) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (vi) there are no securities or instruments containing anti-dilution, pre-emptive or similar provisions that will be triggered by the issuance of the Securities; (vii) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement; and (viii) the Company and its Subsidiaries have no liabilities or obligations required to be disclosed in the SEC Documents (as defined herein) but not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company's or its Subsidiaries' respective businesses and which, individually or in the aggregate, do not or could not reasonably be expected to have a Material Adverse Effect. The Company has made available to the Buyer true, correct and complete copies of the Company's Articles of Incorporation, as amended and as in effect on the date hereof (together with any certificate of designations of any outstanding series of preferred stock of the Company, the "ARTICLES OF INCORPORATION"), and the Company's Bylaws, as amended and as in effect on the date hereof (the "BYLAWS"), and the terms of all securities convertible into, or exercisable or exchangeable for, Common Stock and the material rights of the holders thereof in respect thereto.

            (r) INDEBTEDNESS AND OTHER CONTRACTS. Neither the Company nor any of its Subsidiaries (i) has any outstanding Indebtedness (as defined below), (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument could reasonably be expected to result in a Material Adverse Effect,
(iii) is in violation of any term of or in default under any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults could not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect, or (iv) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company's officers, has or is expected to have a Material Adverse Effect. For purposes of this Agreement: (x) "INDEBTEDNESS" of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance (each, a "LIEN") upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; (y) "CONTINGENT
OBLIGATION" means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; and (z) "PERSON" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

            (s) ABSENCE OF LITIGATION. There is no action, suit, proceeding, inquiry or investigation, whether criminal, civil or otherwise, before or by the Nasdaq Stock Market, the OTC Bulletin Board or an Eligible Market, any court, public board, Governmental Authority, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company, the Common Stock or any of the Company's Subsidiaries or any of the Company's or the Company's Subsidiaries' officers or directors in their capacities as such, except (i) as disclosed in Item 3 of the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003 or (ii) such as are not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of the Company, none of the directors or officers of the Company have been a party to any securities related litigation during the past five years, other than as disclosed in the SEC Documents.

            (t) INSURANCE. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that could not have a Material Adverse Effect.

            (u) EMPLOYEE RELATIONS. Neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or employs any member of a union. The Company and its Subsidiaries believe that their relations with their employees are good. No executive officer of the Company (as defined in Rule 501(f) of the 1933 Act) has notified the Company that such officer intends to leave the Company or otherwise terminate such officer's employment with the Company. No executive officer of the Company, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and, to the knowledge of the Company, the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any material liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours, except where failure to be in compliance could not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

            (v) TITLE. The Company and its Subsidiaries have good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except (i) immaterial liens for taxes not yet delinquent, (ii) immaterial mechanics' and materialmen's liens (and other similar liens), and immaterial liens under operating and similar agreements, to the extent the same relate to expenses incurred in the ordinary course of business and that are not yet due, (iii) that are routine Governmental Approvals, or (iv) such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries. Upon execution of the Intellectual Property License Agreement by the parties thereto, the Company will have a license to use all intellectual property which is material to the conduct of the business of Technology Alternatives, Inc., as currently conducted, in each case free and clear of all liens, encumbrances and defects except (i) immaterial liens for taxes not yet delinquent, (ii) immaterial mechanics' and materialmen's liens (and other similar liens), and immaterial liens under operating and similar agreements, to the extent the same relate to expenses incurred in the ordinary course of business and that are not yet due, (iii) that are routine Governmental Approvals, or (iv) such as do not materially affect the value of such property or the Intellectual Property License Agreement and do not interfere with the use made and proposed to be made of such property or the Intellectual Property License Agreement by the Company and any of its Subsidiaries. Neither the Company nor any of its Subsidiaries owns any real property. Any real property and facilities held under lease by the Company and any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries. For purposes of this Agreement: (a) "GOVERNMENTAL APPROVAL" means any authorization, approval, consent, franchise, license, covenant, order, ruling, permit, certification, exemption, notice, declaration or similar right, undertaking or other action of, to or by, or any filing, qualification or registration with, any Governmental Authority; and (b)
"GOVERNMENTAL AUTHORITY" means any nation or government, any state, province, city, municipal entity or other political subdivision thereof, and any governmental, executive, legislative, judicial, administrative or regulatory agency, department, authority, instrumentality, commission, board or similar body, whether federal, state, provincial, territorial, local or foreign.

            (w) INTELLECTUAL PROPERTY RIGHTS. Upon execution of the Intellectual Property License Agreement by the parties thereto, the Company and its Subsidiaries will own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, Governmental Approvals, trade secrets and other intellectual property rights ("INTELLECTUAL PROPERTY RIGHTS") necessary to conduct their respective businesses and the business of Technology Alternatives, Inc. as now conducted. None of the Company's Intellectual Property Rights have expired or terminated, or are expected to expire or terminate within two years from the date of this Agreement, except for those which could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Company does not have any knowledge of any infringement by the Company or its Subsidiaries of Intellectual Property Rights of others. There is no claim, action or proceeding being made or brought, or to the knowledge of the Company, being threatened, against the Company or its Subsidiaries regarding its Intellectual Property Rights. The Company does not have any knowledge of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties.

            (x) ENVIRONMENTAL  LAWS. The Company and its Subsidiaries (i) are in
compliance with any and all Environmental Laws (as hereinafter defined), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term "ENVIRONMENTAL LAWS" means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, "HAZARDOUS MATERIALS") into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

            (y) SUBSIDIARY  RIGHTS.  The Company or one of its  Subsidiaries has
the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its material Subsidiaries as owned by the Company or such Subsidiary.

            (z) TAX STATUS. The Company and each of its Subsidiaries (i) has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

            (aa) INTERNAL ACCOUNTING CONTROLS. The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 under the 1934 Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed in to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is accumulated and communicated to the Company's management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure.

            (bb) SARBANES-OXLEY ACT. The Company is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof, except where such noncompliance could not have a Material Adverse Effect.

            (cc) INVESTMENT COMPANY STATUS. The Company is not, and upon consummation of the sale of the Securities will not be, an "investment company," a company controlled by an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

            (dd) FORM SB-2 ELIGIBILITY. The Company is eligible to register the Securities for resale by the Buyers using Form SB-2 promulgated under the Securities Act of 1933, as amended.

            (ee) DISCLOSURE. The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Buyers or their agents or counsel with any information that constitutes or might constitute material, nonpublic information. The Company understands and confirms that each of the Buyers will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Buyers regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company taken as a whole is true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed. The Company acknowledges and agrees that no Buyer makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2.

      4. COVENANTS.

            (a) BEST EFFORTS. Each party shall use its best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

            (b) FORM D AND BLUE SKY. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or "Blue Sky" laws of the states of the United States following the Closing Date.

            (c) REPORTING STATUS. Until the date on which the Investors (as defined in the Registration Rights Agreement) shall have sold all the Conversion Shares and Warrant Shares and none of the Preferred Shares, Warrants or Additional Investment Rights is outstanding, (the "REPORTING PERIOD"), the Company shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination.

            (d) USE OF PROCEEDS. The Company will use the proceeds from the sale of the Securities for working capital purposes and not for the repayment of any outstanding Indebtedness of the Company or any of its Subsidiaries or redemption or repurchase of any of its equity securities.

            (e) FINANCIAL INFORMATION. The Company agrees to send the following to each Investor during the Reporting Period (i) unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, within one (1) Business Day after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K or 10-KSB, as applicable, its Quarterly Reports on Form 10-Q or 10-QSB, as applicable, any Current Reports on Form 8-K and any registration statements or amendments filed pursuant to the 1933 Act,
(ii) on the same day as the release thereof, facsimile copies of all press releases issued by the Company or any of its Subsidiaries, and (iii) copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders. As used herein, "BUSINESS DAY" means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

            (f) LISTING. The Company shall promptly secure the listing of all of the Registrable Securities (as defined in the Registration Rights Agreement) upon each national securities exchange and automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Registrable Securities from time to time issuable under the terms of the Transaction Documents. The Company shall maintain the Common Stock's authorization for quotation on the OTC Bulletin
Board or an Eligible Market. Neither the Company nor any of its Subsidiaries shall take any action which could be reasonably expected to result in the delisting or suspension of the Common Stock on the OTC Bulletin Board or such Eligible Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(f).

            (g) FEES. At the Closing, the Company shall pay a maximum expense allowance of $39,500 for legal fees to Smithfield Fiduciary LLC (a Buyer) ("SMITHFIELD") or its designee(s), which amount shall be withheld by such Buyer from its Purchase Price at the Closing. The Company shall be responsible for the payment of any placement agent's fees, financial advisory fees, or broker's commissions relating to or arising out of the transactions contemplated hereby, including, without limitation, any fees or commissions payable to the Agent. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, reasonable attorney's fees and out-of-pocket expenses) arising in connection with claim relating to any such payment. Except as otherwise set forth in this Agreement or in the Registration Rights Agreement, each party to this Agreement shall bear its own expenses in connection with the sale of the Securities to the Buyers. Upon the additional closing of the Additional Investment Right, the Company shall pay a maximum expense allowance of $10,000 for the legal fees to Smithfield or its designee(s), which amount shall be withheld by such Buyer from its Purchase Price at the additional closing of the Additional Investment Right.

            (h) PLEDGE OF SECURITIES. The Company acknowledges and agrees that the Securities may be pledged by an Investor (as defined in the Registration Rights Agreement) in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by such Securities. The pledge of the Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Investor effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document, including, without limitation, Section 2(f) of this Agreement; provided that an Investor and its pledgee shall be required to comply with the provisions of Section 2(f) hereof in order to effect a sale, transfer or assignment of Securities to such pledgee. The Company hereby agrees to execute and deliver such documentation as a pledgee of Securities may reasonably request in connection with a pledge of such Securities to such pledgee by an Investor. If any of the Securities are pledged, such Buyer and its pledgee shall make such disposition in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

            (i) DISCLOSURE OF TRANSACTIONS AND OTHER MATERIAL INFORMATION. On or before 8:30 a.m., New York City Time, on the second Business Day following execution of this Agreement, the Company shall file a Current Report on Form 8-K describing the terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act, and attaching the material Transaction Documents (including, without limitation, this Agreement, the Registration Rights Agreement, the Certificate and the form of Warrant) as exhibits to such filing (including all attachments, the "8-K FILING"). From and after the filing of the 8-K Filing with the SEC, no Buyer shall be in possession of any material, nonpublic information in regards to the Company, any of its Subsidiaries or any of its respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents, not to, provide any Buyer with any material nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the 8-K Filing with the SEC without the express written consent of such Buyer. In the event of a breach of the foregoing covenant by the Company, any of its Subsidiaries, any of its or their respective officers, directors, employees and agents, or any of the Buyers, in addition to any other remedy provided herein or in the Transaction Documents, a Buyer shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material nonpublic information; provided, however, that such Buyer shall give the Company notice of the information it plans to disclose prior to any disclosure thereof. No Buyer shall have any liability to the Company, its Subsidiaries, or any of its or their respective officers, directors, employees, stockholders or agents for any such disclosure. Subject to the foregoing, neither the Company nor any Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; PROVIDED, HOWEVER, that the Company shall be entitled, without the prior approval of any Buyer, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations, including the applicable rules and regulations of an Eligible Market (provided that in the case of clause (i) each Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release).

            (j) ADDITIONAL REGISTRATION STATEMENTS. With the exception of the registering of the Company's 2004 Stock Option Plan (pursuant to which options shall be issued only to employees who work forty (40) hours or more per week and who enter into lock-up agreements pursuant to which they agree not to exercise such options until six (6) months after the Effective Date (as defined in the Registration Rights Agreement) of the Registration Statement (as defined in the Registration Rights Agreement)) on Form S-8 pursuant to the 1933 Act until such time as the Registration Statement is declared effective by the SEC, the Company will not file a registration statement under the 1933 Act relating to securities that are not the Securities.

            (k) VARIABLE SECURITIES. With the exception of options granted pursuant to the Company's 2004 Stock Option Plan, so long as any Preferred Shares or Warrants are outstanding, the Company shall not, in any manner, issue or sell any rights, warrants or options to subscribe for or purchase Common Stock or directly or indirectly convertible into or exchangeable or exercisable for Common Stock at a price which varies or may vary with the market price of the Common Stock, including by way of one or more reset(s) to any fixed price unless the conversion, exchange or exercise price of any such security cannot be less than the then applicable Conversion Price (as defined in the Certificate) and the then applicable Exercise Price (as defined in the Warrants).

            (l) CORPORATE EXISTENCE. So long as any Buyer beneficially owns any Securities, the Company shall not be party to any Fundamental Transaction (as defined in the Certificate) unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Certificate and the Warrants.

            (m) RESERVATION OF SHARES. The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than the sum of (1) 130% of the number of shares of Common Stock issuable upon conversion of the outstanding Preferred Shares and the Additional Investment Right Shares, (2) 130% of the number of shares of Common Stock issuable upon exercise of the outstanding Warrants, and (3) 100% of the number of Preferred Shares issuable upon exercise of the Additional Investment Rights.

            (n) CONDUCT OF BUSINESS. The business of the Company and its Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any Governmental Authority, except where such violations could not result, either individually or in the aggregate, in a Material Adverse Effect.

            (o) ADDITIONAL ISSUANCES OF SECURITIES.

            (i) For purposes of this Section 4(o), the following definitions shall apply.

                  (A) "COMMON STOCK EQUIVALENTS" means, collectively, Options and Convertible Securities.

                  (B) "CONVERTIBLE SECURITIES" means any stock or securities (other than Options) convertible into or exercisable or exchangeable for Common Stock.

                  (C) "OPTIONS" means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

            (ii) From the date hereof until ninety (90) Business Days after the Effective Date (as defined in the Registration Rights Agreement), the Company will not, directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its or the Subsidiaries' equity or equity equivalent securities, including without limitation any debt, preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for Common Stock or Common Stock Equivalents (any such offer, sale, grant, disposition or announcement being referred to as a "SUBSEQUENT PLACEMENT").

            (iii) From the Effective Date until the second anniversary of the Closing Date, the Company will not, directly or indirectly, effect any Subsequent Placement unless the Company shall have first complied with this
Section 4(o)(iii).

                  (A) The Company shall deliver to each Buyer a written notice (the "OFFER") of any proposed or intended issuance or sale or exchange of the securities being offered (the "OFFERED SECURITIES") in a Subsequent Placement, which Offer shall (w) identify and describe the Offered Securities, (x) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (y) identify the persons or entities (if known) to which or with which the Offered Securities are to be offered, issued, sold or exchanged and
(z) offer to issue and sell to or exchange with such Buyers the Offered Securities allocated among such Buyers (a) based on such Buyer's pro rata portion of the aggregate number of Preferred Shares purchased hereunder (the "BASIC AMOUNT"), and (b) with respect to each Buyer that elects to purchase its Basic Amount, any additional portion of the Offered Securities attributable to the Basic Amounts of other Buyers as such Buyer shall indicate it will purchase or acquire should the other Buyers subscribe for less than their Basic Amounts (the "UNDERSUBSCRIPTION AMOUNT").

                  (B) To accept an Offer, in whole or in part, such Buyer must deliver a written notice to the Company prior to the end of the TEN (10) Business Day period after receipt of the Offer (the "OFFER PERIOD") , setting forth the portion of the Buyer's Basic Amount that such Buyer elects to purchase and, if such Buyer shall elect to purchase all of its Basic Amount, the Undersubscription Amount, if any, that such Buyer elects to purchase (in either case, the "NOTICE OF ACCEPTANCE"). If the Basic Amounts subscribed for by all eligible Buyers are less than the total of all of the Basic Amounts, then each Buyer who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Undersubscription Amount it has subscribed for; PROVIDED, HOWEVER, that if the Undersubscription Amounts subscribed for exceed the difference between the total of all the Basic Amounts and the Basic Amounts subscribed for (the "AVAILABLE UNDERSUBSCRIPTION AMOUNT"), each Buyer who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Basic Amount of such Buyer bears to the total Basic Amounts of all eligible Buyers that have subscribed for Undersubscription Amounts, subject to rounding by the Board of Directors to the extent its deems reasonably necessary.

                  (C) The Company shall have ten (10) Business Days from the expiration of the Offer Period above to offer, issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the eligible Buyers (the "REFUSED SECURITIES"), but only to the offerees described in the Offer (if so described therein) and only upon terms and conditions (including, without limitation, unit prices and interest rates) that are not more favorable to the acquiring person or persons or less favorable to the Company than those set forth in the Offer.

                  (D) In the event the Company shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 4(o)(iii)(C) above), then each Buyer may, at its sole option and in its sole discretion, reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that such Buyer elected to purchase pursuant to Section 4(o)(iii)(B) above multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to Buyers pursuant to Section 4(o)(iii)(C) above prior to such reduction) and (ii) the denominator of which shall be the original amount of the Offered Securities. In the event that any Buyer so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Buyers in accordance with Section 4(o)(iii)(A) above.

                  (E) Upon the closing of the issuance, sale or exchange of all or less than all of the Refused Securities, the Buyers shall acquire from the Company, and the Company shall issue to the Buyers, the number or amount of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to Section 4(o)(iii)(C) above if the Buyers have so elected, upon the terms and conditions specified in the Offer. The purchase by the Buyers of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Buyers of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Buyers and their respective counsel.

                  (F) Any Offered Securities not acquired by the Buyers or other persons in accordance with Section 4(o)(iii)(C) above may not be issued, sold or exchanged until they are again offered to the eligible Buyers under the procedures specified in this Agreement.

            (iv) The restrictions contained in subsections (ii) and (iii) of this Section 4(o) shall not apply to (I) any Approved Stock Plan; or (II) a bona fide firm commitment underwritten public offering with a nationally recognized underwriter which generates gross proceeds to the Company in excess of $30,000,000 (other than an "at-the-market offering" as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended, and "equity lines").

      5. REGISTER; TRANSFER AGENT INSTRUCTIONS.

            (a) REGISTER. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Preferred Shares, Warrants or Additional Investment Rights), a register for the Preferred Shares, the Warrants and Additional Investment Rights, in which the Company shall record the name and address of the Person in whose name the Preferred Shares, the Warrants and Additional
Investment Rights have been issued (including the name and address of each transferee), the face amount of Preferred Shares held by such Person, the number of Warrant Shares issuable upon exercise of the Warrants and the number of Additional Investment Right Shares issuable upon exercise of the Additional Investment Rights held by such Person. The Company shall keep the register open and available at all times during business hours for inspection of any Buyer or its legal representatives.

            (b) TRANSFER AGENT INSTRUCTIONS. The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates or credit shares to the applicable balance accounts at DTC, registered in the name of each Buyer or its respective nominee(s), for the Conversion Shares and the Warrant Shares in such amounts as specified from time to time by each Buyer to the Company upon conversion of the Preferred Shares and the Additional Investment Right Shares or exercise of the Warrants and the Additional Investment Rights in the form of EXHIBIT F attached hereto (the "IRREVOCABLE TRANSFER AGENT INSTRUCTIONS"). The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5(b), and stop transfer instructions to give effect to Sections 2(f) and 2(g) hereof, will be given by the Company to its transfer agent, and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the other Transaction Documents. If a Buyer effects a sale, assignment or transfer of the Securities in accordance with Section 2(f), the Company shall permit the transfer and shall promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by such Buyer to effect such sale, transfer or assignment. In the event that such sale, assignment or transfer involves Conversion Shares, Warrant Shares, Additional Investment Rights or Additional Investment Right Shares sold, assigned or transferred pursuant to an effective registration statement or in compliance with Rule 144, the transfer agent shall issue such Securities to the Buyer, assignee or transferee, as the case may be, without any restrictive legend. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Buyer. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5(b) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this
Section 5(b), that a Buyer shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

      6. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL. The obligation of the Company hereunder to issue and sell the Preferred Shares and the related Warrants and Additional Investment Rights to each Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

            (a) Such Buyer and each other Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company

            (b) Such Buyer and each other Buyer shall have delivered to the Company the Purchase Price (less, in the case of Smithfield, the amounts withheld pursuant to Section 4(g)) for the Preferred Shares and the related Warrants and Additional Investment Rights being purchased by such Buyer and each other Buyer at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

            (c) The representations and warranties of such Buyer shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and such Buyer shall have performed, satisfied and complied in all material respects (except for covenants, agreements and conditions that are qualified by materiality, which shall be complied with in all respects) with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.

      7. CONDITIONS TO EACH BUYER'S OBLIGATION TO PURCHASE. The obligation of each Buyer hereunder to purchase the Preferred Shares and the related Warrants and Additional Investment Rights at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

            (a) The Company shall have executed and delivered to such Buyer (i) each of the Transaction Documents and (ii) certificates representing the Preferred Shares (in such denominations as such Buyer shall request) and the related Warrants and Additional Investment Rights (in such amounts as such Buyer shall request) being purchased by such Buyer at the Closing pursuant to this Agreement.

            (b) Such  Buyer  shall  have  received  the  opinion of The Otto Law
Group,  PLLC,  the  Company's  counsel,   dated  as  of  the  Closing  Date,  in
substantially the form of EXHIBIT G attached hereto.

            (c) The Company shall have delivered to such Buyer a copy of the Irrevocable Transfer Agent Instructions, in the form of EXHIBIT F attached hereto, which instructions shall have been delivered to and acknowledged in writing by the Company's transfer agent.

            (d) The Company  shall have  delivered  to such Buyer a  certificate evidencing the incorporation and good standing of the Company in such corporation's state of incorporation issued by the Secretary of State of such state of incorporation as of a date within 10 days of the Closing Date.

            (e) The Company shall have delivered to such Buyer a certificate evidencing the Company's qualification as a foreign corporation and good standing issued by the Secretary of State of each State in which the Company is required to qualify to do business as a foreign corporation.

            (f) The Company shall have delivered to such Buyer a certified copy of the Articles of Incorporation as certified by the Secretary of State of the State of Nevada within 10 days of the Closing Date.

            (g) The Company shall have delivered to such Buyer a certificate in the form attached hereto as EXHIBIT H, executed by an executive officer of the Company and dated as of the Closing Date, as to (i) the resolutions consistent with Section 3(b) as adopted by the Company's Board of Directors in a form reasonably acceptable to such Buyer, (ii) the Articles of Incorporation and
(iii) the Bylaws, each as in effect at the Closing.

            (h) The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects (except for covenants, agreements and conditions that are qualified by materiality, which shall be complied with in all respects) with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Buyer shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer in the form attached hereto as EXHIBIT I.

            (i) The Company shall have delivered to such Buyer a letter from the Company's transfer agent certifying the number of shares of Common Stock outstanding as of a date within five days of the Closing Date.

            (j) The Company shall have consummated (x) the Intellectual Property License Agreement with Technology Alternatives, Inc., an Illinois corporation in accordance with the terms and conditions of the Intellectual Property License Agreement in the form of EXHIBIT J attached hereto.

            (k) The Common Stock (I) shall be designated for quotation or listed on the OTC Bulletin Board or an Eligible Market and (II) shall not have been suspended by the SEC, the Nasdaq Stock Market, the OTC Bulletin Board or such Eligible Market from trading on the OTC Bulletin Board or such Eligible Market, as applicable nor shall suspension by the SEC, the Nasdaq Stock Market, the OTC Bulletin Board or such Eligible Market have been threatened either (A) in writing by the SEC, the Nasdaq Stock Market, the OTC Bulletin Board or such Eligible Market or (B) by falling below the minimum listing maintenance requirements of the OTC Bulletin Board or such Eligible Market.

            (l) The Company shall have obtained all Governmental Approvals and third party consents and approvals, if any, necessary for the sale of the Preferred Shares, the Warrants, and the Additional Investment Rights.

            (m) The Company shall have caused James E. Solomon to have delivered to such Buyer a lock-up agreement in the form attached hereto as EXHIBIT K.

            (n) The Company shall have delivered to such Buyer the Escrow Agreements, each dated August _, 2004, among the Company, the Escrow Agent, James P. Solomon, Technology Alternatives, Inc. and Sunrise Securities Corp.
(each an "ESCROW AGREEMENT") in the forms attached hereto as EXHIBIT L and EXHIBIT M, respectively, and each such Buyer shall have received written confirmation from the Escrow Agent that the Escrow Shares (as defined in the relevant Escrow Agreement) and the Dispute Reserve Shares (as defined in the relevant Escrow Agreement) have been received and duly endorsed in blank.

            (o) The Company shall have delivered to such Buyer such other documents relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

      8. TERMINATION. In the event that the Closing shall not have occurred with respect to a Buyer on or before ten (10) days from the date hereof due to the Company's or such Buyer's failure to satisfy the conditions set forth in Sections 6 and 7 above (and the nonbreaching party's failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party; provided, however, that if this Agreement is terminated pursuant to this Section 8, the Company shall remain obligated to reimburse the non-breaching Buyers for the expenses described in Section 4(g) above.

      9. MISCELLANEOUS.

            (a) GOVERNING LAW; JURISDICTION; JURY TRIAL. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

            (b) COUNTERPARTS. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

            (c) HEADINGS. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

            (d) SEVERABILITY. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

            (e) ENTIRE AGREEMENT; AMENDMENTS. This Agreement supersedes all other prior oral or written agreements between the Buyers, the Company, their affiliates and Persons acting on their behalf with respect to the matters discussed herein and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the holders of at least a majority of the Preferred Shares or, if prior to the Closing Date, the Company and the Buyers listed on the Schedule of Buyers as being obligated to purchase at least a majority of the Preferred Shares. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Preferred Shares then outstanding. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents, holders of Preferred Shares, holders of the Warrants, holders of Additional Investment Rights, or Additional Investment Right Shares as the case may be. The Company has not, directly or indirectly, made any agreements with any Buyers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents.

            (f) NOTICES. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                  If to the Company:

                  Dendo Global Corp.
                  3311 N. Kennicott Ave., Suite A
                  Arlington Heights, IL 60004
                  Telephone:        (847) 870-2601
                  Facsimile:        (847) 398-1692
                  Attention:        James E. Solomon
                  with a copy (which shall not constitute notice) to:

                  The Otto Law Group
                  900 Fourth Avenue
                  Suite 3140
                  Seattle, Washington  98164
                  Telephone:        (206) 262-9545
                  Facsimile:        (206) 262-9513
                  Attention:        David M. Otto, Esq.

                  If to the Transfer Agent:

                  Interwest Transfer Co., Inc.
                  231 E 2100 S #3
                  Salt Lake City, UT 84115
                  Telephone:        (801) 485-5555
                  Facsimile:        (810) 486-0562

If to a Buyer, to its address and facsimile number set forth on the Schedule of Buyers, with copies to such Buyer's representatives as set forth on the Schedule of Buyers,

                  with a copy (for informational purposes) to:

                  Schulte Roth & Zabel LLP
                  919 Third Avenue
                  New York, New York  10022
                  Telephone:        (212) 756-2000
                  Facsimile:        (212) 593-5955
                  Attention:        Eleazer Klein, Esq.


or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change.
Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

            (g) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Preferred Shares, the Warrants, the Additional Investment Rights or Additional Investment Right Shares. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the holders of at least a majority of the Preferred Shares then outstanding. A Buyer may assign some or all of its rights hereunder without the consent of the Company, in which event such assignee shall be deemed to be a Buyer hereunder with respect to such assigned rights.

            (h) NO THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

            (i) SURVIVAL. Unless this Agreement is terminated under Section 8, the representations and warranties of the Company and the Buyers contained in Sections 2 and 3, the agreements and covenants set forth in Sections 4, 5 and 9 shall survive the Closing. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

            (j) FURTHER ASSURANCES. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

            (k) INDEMNIFICATION. In consideration of each Buyer's execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Buyer and each other holder of the Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "INDEMNITEES") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "INDEMNIFIED LIABILITIES"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents, or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Transaction Documents, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, (iii) any disclosure made by such Buyer pursuant to Section 4(i), or (iv) the status of such Buyer or holder of the Securities as an investor in the Company (other than in connection with any action such Buyer may have taken). To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 9(k) shall be the same as those set forth in Section 6 of the Registration Rights Agreement; provided, however, that the Company shall not be required to indemnify such Buyer for any amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is based upon a violation which occurs in reliance upon and in conformity with written information furnished to the Company by such Buyer expressly for use in connection with the Transaction Documents.

            (l) NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

            (m) REMEDIES. Each Buyer and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Buyers. The Company therefore agrees that the Buyers shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

            (n) PAYMENT SET ASIDE. To the extent that the Company makes a payment or payments to the Buyers hereunder or pursuant to any of the other Transaction Documents or the Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

            (o) INDEPENDENT NATURE OF BUYERS' OBLIGATIONS AND RIGHTS. The obligations of each Buyer under any Transaction Document are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Buyer confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose.


                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

                                      COMPANY:

                                      DENDO GLOBAL CORP.

                                      By:/s/
                                         ---------------------------------------
                                         Name: James E. Solomon
                                         Title: President and CEO



                [Signature Page to Securities Purchase Agreement]

      IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

                                      BUYERS:

                                      SMITHFIELD FIDUCIARY LLC

                                      By:/s/
                                         ---------------------------------------
                                         Name:
                                         Title:




                [Signature Page to Securities Purchase Agreement]

      IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.


                                      BUYERS:

                                      CHEROKEE HOLDINGS II, LLC

                                      By:/s/
                                         ---------------------------------------
                                         Name:
                                         Title:



                [Signature Page to Securities Purchase Agreement]

      IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.


                                       BUYERS:

                                       /s/
                                       -----------------------------------------
                                       DEREK CALDWELL




                [Signature Page to Securities Purchase Agreement]

      IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.


                                      BUYERS:

                                      CRANSHIRE CAPITAL LP

                                      By:/s/
                                         ---------------------------------------
                                         Name:
                                         Title:




                [Signature Page to Securities Purchase Agreement]

      IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.


                                      BUYERS:

                                      CRESTVIEW CAPITAL FUNDS

                                      By:/s/
                                         ---------------------------------------
                                         Name:
                                         Title:




                [Signature Page to Securities Purchase Agreement]

      IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

                                      BUYERS:

                                      DKR OASIS

                                      By:/s/
                                         ---------------------------------------
                                         Name:
                                         Title:




                [Signature Page to Securities Purchase Agreement]

      IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.


                                      BUYERS:

                                      IROQUOIS CAPITAL

                                      By:/s/
                                         ---------------------------------------
                                         Name:
                                         Title:




                [Signature Page to Securities Purchase Agreement]

                               SCHEDULE OF BUYERS

           (1)                              (2)                            (3)                   (4)

                                                                                         AGGREGATE NUMBER OF
                                                                   AGGREGATE NUMBER OF     INITIAL WARRANT
          BUYER                 ADDRESS AND FACSIMILE NUMBER         PREFERRED SHARES           SHARES
          -----                 ----------------------------         ----------------           ------
     Bristol Capital       6363 Sunset Blvd.                              37,500                75,000
      Advisors, LLC        5th Floor
                           Hollywood, CA 90028
                           Attention: Paul Kessler
                                      Amy Wang
                           Facsimile: (310) 696-0333
                           Telephone: (323) 769-2849
                           Residence:

     Caldwell, Derek       641 Lexington Ave.                             12,500                25,000
                           25th Floor
                           New York, NY 10022
                           Attention: Derek Caldwell
                           Facsimile:
                           Telephone: (212) 421-1616
                           Residence:

  Cranshire Capital LP     666 Dundee Rd.                                 31,250                62,500
                           Suite 1901
                           Northbrook, IL 60062
                           Attention: Mitchell Kopin
                           Facsimile:
                           Telephone: (847) 562-9030
                           Residence:

 Crestview Capital Funds   95 Revere                                     212,500               425,000
                           Suite A
                           Northbrook, IL 60062
                           Attention: Stewart Flink
                                      Adam Blonsky
                           Facsimile:
                           Telephone: (847) 418-8302
                           Residence:


           (1)                     (5)                  (6)                       (7)
                             AGGREGATE NUMBER
                              OF ADDITIONAL       AGGREGATE NUMBER
                            INVESTMENT RIGHT       OF ADDITIONAL         LEGAL REPRESENTATIVE'S
          BUYER                   SHARES           WARRANT SHARES     ADDRESS AND FACSIMILE NUMBER
          -----                   ------           --------------     ----------------------------
     Bristol Capital             262,500              525,000
      Advisors, LLC







     Caldwell, Derek              87,500              175,000        Schulte Roth & Zabel LLP
                                                                     919 Third Avenue
                                                                     New York, New York  10022
                                                                     Attention:  Eleazer Klein,
                                                                     Esq.
                                                                     Facsimile:  (212) 593-5955
                                                                     Telephone:  (212) 756-2000

  Cranshire Capital LP           218,750              437,500







 Crestview Capital Funds        1,487,500            2,975,000









           (1)                              (2)                            (3)                   (4)

                                                                                         AGGREGATE NUMBER OF
                                                                   AGGREGATE NUMBER OF     INITIAL WARRANT
          BUYER                 ADDRESS AND FACSIMILE NUMBER         PREFERRED SHARES           SHARES
          -----                 ----------------------------         ----------------           ------

        DKR Oasis          1281 East Main St.                             31,250                62,500
                           3rd Floor
                           Stamford, CT 06902-3565
                           Attention: Ethan Benovitz
                           Facsimile:
                           Telephone: (203) 324-8367
                           Residence:

    Iroquois Capital       641 Lexington Ave.                             31,250                62,500
                           26th Floor
                           New York, NY 10022
                           Attention: Michael Chill
                           Facsimile:
                           Telephone: (212) 920-8171
                           Residence:

      Lachman, Ron         3140 Whisperwoods Court                        18,750                37,500
                           Northbrook, IL  60062
                           Attention: Ron Lachman
                           Facsimile:
                           Telephone: (847) 274-3878
                           Residence:

Smithfield Fiduciary LLC   c/o Highbridge Capital Management, LLC        125,000               250,000
                           9 West 57th Street, 27th Floor
                           New York, New York  10019
                           Attention: Ari J. Storch
                                      Adam J. Chill
                           Facsimile:   (212) 751-0755
                           Telephone:  (212) 287-4720
                           Residence:   Cayman Islands


           (1)                     (5)                  (6)                       (7)
                             AGGREGATE NUMBER
                              OF ADDITIONAL       AGGREGATE NUMBER
                            INVESTMENT RIGHT       OF ADDITIONAL         LEGAL REPRESENTATIVE'S
          BUYER                   SHARES           WARRANT SHARES     ADDRESS AND FACSIMILE NUMBER
          -----                   ------           --------------     ----------------------------

        DKR Oasis                218,750              437,500







    Iroquois Capital             218,750              437,500







      Lachman, Ron               131,260              262,500






Smithfield Fiduciary LLC         875,000             1,750,000       Schulte Roth & Zabel LLP
                                                                     919 Third Avenue
                                                                     New York, New York  10022
                                                                     Attention:  Eleazer Klein,
                                                                     Esq.
                                                                     Facsimile:  (212) 593-5955
                                                                     Telephone:  (212) 756-2000


                                    EXHIBITS

Exhibit A         Form of Certificate of Designations
Exhibit B         Form of Warrants
Exhibit C         Form of Additional Investment Right
Exhibit D         Form of Additional Warrant
Exhibit E         Form of Registration Rights Agreement
Exhibit F         Form of Irrevocable Transfer Agent Instructions
Exhibit G         Form of Opinion
Exhibit H         Form of Secretary's Certificate
Exhibit I         Form of Officers Certificate
Exhibit J         Intellectual Property License Agreement
Exhibit K         Form of Lock-Up Agreement
Exhibit L         Escrow Agreement
Exhibit M         Escrow Agreement

                                    SCHEDULES

Schedule 3(a)              Subsidiaries
Schedule 3(l)              Absence of Certain Changes
Schedule 3(n)              Conduct of Business; Regulatory Permits
Schedule 3(p)              Transactions with Affiliates
Schedule 3(q)              Capitalization

                                  SCHEDULE 3(A)

                                  SUBSIDIARIES

None.

                                  SCHEDULE 3(L)

                           ABSENCE OF CERTAIN CHANGES

None.

                                  SCHEDULE 3(N)

                     CONDUCT OF BUSINESS; REGULATORY PERMITS

None.

                                  SCHEDULE 3(P)

                          TRANSACTIONS WITH AFFILIATES

Persons deemed Affiliates of the Company will be paid no more than an aggregate amount of $100,000 by the Company prior to the Closing Date in connection with satisfying certain liabilities of the Company in order to ensure that, prior to Closing Date, the Company shall have no liabilities..

                                  SCHEDULE 3(Q)

                                 CAPITALIZATION

                NAME                                          NUMBER OF SHARES

James E. Solomon, President/CEO                                  1,000,000
Peter Lynch, Proposed COO                                         500,000
Barbara Y. Roberts, VP Business Development                       100,000
Cliff Veale, Eastern Regional VP                                   75,000
Irwin W. Williamson, CFO                                           25,000
Jill Wingett, Manager Customer Service                             25,000
Jeff Prior, Product Manager                                        25,000
Lenoard Kusch, Manager Network Solutions                           50,000
Ted Phillips, Manager R&D                                          50,000
Robert Townsend, Project Manager                                   25,000
Charles W. Rainwater, Regional Manager                             25,000
Bryan Kerns, Regional SE Manager                                   25,000
Board Members (4) @ 50,000 Shares                                  200000

TOTAL                                                            2,125,000

Reserved for grants to new key employees
or subsequent grants to above recipients                         2,875,000

Total option shares                                              5,000,000